UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  July 31, 2010

Item 1. Report to Stockholders.

AKRE CAPITAL MANAGEMENT, LLC

Retail Class Shares  (AKREX)
Institutional Class Shares  (AKRIX)

ANNUAL REPORT
July 31, 2010

Akre Focus Fund

September 2010

Greetings to our Fellow Shareholders:

This is our first annual letter to you, marking the completion of our fiscal year ended July 31st, 2010. Coincidentally, it also marks the end of our actual first year of operation, ending August 31st, 2010.  We are quite comfortable with our investment results for the calendar year to date period ended July 31st, 2010, with a positive return of 3.25% for Retail Class shares (AKREX) and 3.34% for Institutional Class shares (AKRIX), versus a modestly negative return of -0.11% for the S&P 500® Index for the same period.  We should also note that the inception to date (August 31, 2009 through July 31, 2010) result of 4.90% for AKREX and 5.20% for AKRIX had a negative comparison with the S&P 500® Index return of 9.87%, which we view as perfectly reasonable, given that we were only 35% invested as of December 31st, 2009.

In our semi-annual letter* we spoke of our caution concerning the consumers’ struggles and the likely impact of the same on the economy. We said that the “fear of being left behind” which was so prevalent in the market in May, was “misplaced.”  The market experience during the ensuing months has underscored our observations, and accordingly allowed us to put a larger portion of our funds to work.   We ended July at a 79% invested level, on a larger portfolio balance.  We believe our initial caution and concomitant high levels of cash have served shareholders well.

We continue to have a guarded view of the economy as a result of the consumers’ plight. The causes are employment, access to credit, and higher taxes all coupled with the desire to pay down debt and save as a result today’s uncertainties and fresh memories of 2008.  We then add to this “soup” the gargantuan problem of the U.S. fiscal crisis.  To reiterate, it is very unlikely, if not impossible, for broad measures of growth this decade to resemble the last.  The opportunity for the economy to be robust simply is not apparent as the facts stand today.  We will invest accordingly.

In the portfolio at July 31st, 2010 we had 25 common stock positions representing 72% of the portfolio.  12 of these 25 totaled close to 60% of the portfolio, or about 80% of the funds in common stocks.  The smallest of the 12 was 3% and the largest was just less than 8%.  Of the remaining 13 positions, the smallest is 0.1% and the largest is 2.3%. Finally, we have one 6.5% position in a convertible preferred issue where our current yield is 7%.  We believe the convertible feature will likely give us some upside when it converts to common in three years, and in the meantime, we are getting a substantial yield on these funds.  In addition, the portfolio at July 31st, 2010 held 21% in cash.

Akre Focus Fund

At our firm we spend nearly every waking hour trying to identify what we refer to as “compounding machines.”  In the semi-annual letter, we outlined the major attributes of businesses which attract us. Our goal is to compound our capital at an above average rate, while incurring a below average level of risk.  For nearly 100 years, the annual rate of return for common stocks, as measured by the S&P 500® Index, has been in the neighborhood of 10%.  Yet we have just experienced a decade where the aggregate annual return for common stocks was nearly zero.  The decade also experienced two market crashes. These occurred at a time when the economy was charging ahead.  Quite a dichotomy!

When we say that the current decade cannot look like the last one, you might reasonably ask, which part won’t it look like?  The going and blowing economy, the essentially zero return from common stocks,  the two market crashes, or the constant grinding of interest rates lower?  We believe that the economy is likely to experience tepid growth for some time to come.  With regards to stocks, we have no prediction about annual rates of return and no prediction about market crashes. The best advice that we would offer here, re-learned by many in the last decade, is simply to plan your finances so a) you lessen any chances that you will be ruined in the event others panic, and b) you in fact keep a prudent reserve for the possibility of buying during such a correction.  Thinking beyond annual market fluctuations to the longer-term trend, stock investors should appreciate that the 30 year backdrop of secularly declining interest rates may have reached its endpoint.  Given these views, we conclude that a backdrop of modest economic growth and low but potentially rising interest rate should inform our investment decision-making. We will strive to find those businesses which appear to have the ability to grow and prosper in such a climate.  Our favorite businesses will be those which exhibit real pricing power with their brands, which require modest amounts of capital to prosper, which are run by people with equal parts skill and integrity, and which have demonstrated an ability to reinvest virtually all the excess capital that the business generates.

Our top two holdings at July 31st, 2010 were Dollar Tree and Ross Stores. These are exceptional retailers in the discount or “off-price” space, an area we believe is superbly positioned in today’s economy.  Our experience is that virtually everyone today is more conscious of the value received in every purchase category, and these two businesses appear not only well positioned for these more difficult times, but have also had superb operating records for at least the last decade.  Their balance sheets are rock solid, their valuations are modest, and they have opportunities for growth in both same store sales and in new square footage.   Both companies are run by honest and capable managers.

Akre Focus Fund

Both companies have a durable advantage in that their scale, purchasing skill, and extreme efficiency has allowed them to generate industry-leading returns while selling quality merchandise at prices typically far below ‘umbrella’ pricing established by structurally less efficient competition.  Number three in our list of holdings is Lamar Advertising, the second largest of the domestic outdoor advertising companies.  Lamar withstood the worst decline in advertising spending in over sixty years and continued to generate significant free cash flow.  They are the leader in the growth in digital billboards, and we believe that they will continue to leverage up any improvements in advertising spend nationwide.  The business is heavily leveraged financially, but in a manner which should not pose undue risk to the shareholders’ capital.  Also in the mix of the top ten are several financial businesses, another specialty retailer, and American Tower.  The tower company has one of the great business models of today’s culture, as they are a leading owner and operator of the wireless towers which host the cell antennae.  Their model is simply a) more towers, b) more tenants per tower, and c) more rent per tenant.  Their pricing power comes from the unique location of each tower and the specialized skill associated with permitting new towers.  We like and trust their management, and have admired their reinvestment decisions over many years.  While no longer a “hidden gem,” American Tower nevertheless has the potential to provide our shareholders with a substantial growth opportunity.  We will continue to share with you from time to time our thoughts about various other holdings in the portfolio.

In our continuing desire to communicate with our fellow shareholders, we’d like to invite you to a conference call, scheduled for November 4th 2010 at 4 PM Eastern Time.

On the call we will discuss our outlook, provide some more detail about our investments, and answer any questions you may have. We look forward to our chat on November 4th.

Akre Focus Fund Conference Call Information:

Date:	November 4, 2010
Time:	4:00 pm ET
Dial In:	(877) 509-7719
Conference ID#:	99973400

We would appreciate having your questions in advance by email to questions@akrecapital.com but will also take questions on the conference call.

Akre Focus Fund

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposes to individual stock volatility than a diversified fund.  The Fund invests in small- and medium-capitalization companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company any it may not be obtained by calling (877) 862-9559 or visiting www.akrefund.com.  Read it carefully before investing.

The S&P 500® Index is an index of 500 large capitalization companies selected by Standard & Poor’s Corporation. One cannot invest directly in an index.  Free Cash Flow is operating cash flows (net income plus amortization and appreciation) minus capital expenditures and dividends.  It is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Fund holdings are subject to change and are not recommendations to buy or sell any security. See the Schedule of Investments on page 10 for the Fund holdings.

The Akre Focus Fund is distributed by Quasar Distributors, LLC.

*Semi-Annual letter can be found at http://www.akrefund.com/downloads.html

Akre Focus Fund

SECTOR ALLOCATION at July 31, 2010 (Unaudited)

Sector Allocation	Percent of Net Assets

Consumer Discretionary	38.4%
Financials	24.8%
Money Market Fund	22.3%
Information Technology	9.5%
Telecommunication Services	4.4%
Health Care	1.7%
Liabilities in Excess of Other Assets	(1.1)%
Total	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

EXPENSE EXAMPLE For the Six Months Ended July 31, 2010 (Unaudited)

As a shareholder of the Akre Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 – July 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees,

Akre Focus Fund

EXPENSE EXAMPLE For the Six Months Ended July 31, 2010 (Unaudited) (Continued)

shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	2/1/2010	7/31/10	2/1/2010 – 7/31/10*
Retail Class Actual	$1,000	$1,051	$7.58
Hypothetical (5% return
before expenses)	$1,000	$1,017	$7.45
Institutional Class Actual	$1,000	$1,052	$6.31
Hypothetical (5% return
before expenses)	$1,000	$1,019	$6.21

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.49% (reflecting fee waivers in effect) for Retail Class shares and 1.24% (reflecting fee waivers in effect) for Institutional Class shares, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Akre Focus Fund

Retail Class
Value of $10,000 vs. S&P 500® Index

Total Returns	Since Inception
Period Ended July 31, 2010	(8/31/2009)
Akre Focus Fund - Retail Class	4.90%
S&P 500® Index	9.87%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Akre Focus Fund

Institutional Class
Value of $10,000 vs. S&P 500® Index

Total Returns	Since Inception
Period Ended July 31, 2010	(8/31/2009)
Akre Focus Fund - Institutional Class	5.20%
S&P 500® Index	9.87%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Akre Focus Fund

MANAGEMENT DISCUSSION OF PERFORMANCE

This discussion follows the mandate of the SEC, and relates to issues that the Commission feels are important for us to share with our shareholders.  In the following paragraphs we will discuss our investment returns for the period from August 31st, 2009 through July 31st, 2010 an eleven month period that marks all of our existence, and coincides with our fiscal year ending in July.

For the first fiscal quarter, we were open for shareholder purchases just two months, September and October 2009.  The return for AKREX (the “portfolio”) for the two month period ending October 31, 2009 was -0.30% compared with +1.80% for the S&P 500® Index.  As we were 95% in cash, the difference is not relevant in our view.

We finished our second fiscal quarter at 75% in cash, having made approximately 11 new investments. The Fund at this point had positions in 14 companies.  The portfolio return was +0.10% vs. the S&P 500® Index which was +4.16% for the three month period of November 2009 though January 31, 2010.  Just as in our first quarter period, the difference in returns between the portfolio and the S&P 500® Index was a result of our cash level.  Again, it is our view that the difference has very little relevance at this point.

Our third fiscal quarter end, April 30th, 2010 found us with 21 separate holdings, and our cash balance had moved down to 44%.  The portfolio’s return for this three month period was +10.02% vs. +11.05% for the S&P 500® Index.  Clearly our stock selection is having an impact, as we experienced a return very similar to that of the S&P 500® Index, while only a little more than 50% of our assets were invested.  We would again add that the movement of any particular security or sector has no relevance at this point in our investment endeavor.

By the end of our fourth fiscal quarter, July 31st, 2010, we were 70% invested and our holdings totaled 26, which included one convertible preferred share held for its yield as well as possible future growth in value.  During this quarter our portfolio declined by 4.46% while the S&P 500® Index declined 6.69%.  We will suggest that our still large cash balance had an important role in our relative outperformance.

All in all, we are commenting on an eleven month period during which our cash holdings have on average been greater than 40% of assets. For the seven month period through July 31, 2010, our return of 3.25% was 3.36% better than the S&P 500® Index, which returned -0.11%, a remarkable result given our high cash balances. These cash balances we have said are a reflection of our caution about the overall investment climate, and you can be certain that we will willingly commit our cash to attractive businesses when we find the opportunities compelling.

Past performance is not a guarantee of future results.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any securities.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at July 31, 2010

Shares		Value
COMMON STOCKS: 72.3%
Capital Markets: 7.3%
400,000	optionsXpress
	Holdings, Inc.*	$6,240,000
400,000	TD Ameritrade
	Holding Corp.*	6,296,000
405,000	TradeStation
	Group, Inc.*	2,587,950
		15,123,950
Consumer Finance: 0.6%
93,273	White River
	Capital, Inc.	1,361,786
Diversified Financial Services: 2.3%
150,000	MSCI, Inc.*	4,840,500
Health Care Equipment
& Supplies: 1.7%
50,000	Becton, Dickinson
	and Company	3,440,000
Hotels, Restaurants & Leisure: 5.2%
117,250	Penn National
	Gaming, Inc.*	3,211,477
200,000	WMS
	Industries, Inc.*	7,702,000
		10,913,477
Insurance: 7.3%
26,910	Greenlight
	Capital Re Ltd.*	694,009
35,000	Markel Corp.*	11,830,000
100,000	W.R. Berkley Corp.	2,701,000
		15,225,009
IT Services: 4.9%
6,337	Computer
	Services, Inc.	134,661
30,000	Mastercard, Inc.	6,301,200
50,000	Visa, Inc.	3,667,500
		10,103,361
Media: 6.6%
500,000	Lamar
	Advertising Co.*	13,675,000
Multiline Retail: 7.7%
360,000	Dollar Tree, Inc.*	15,955,200
Software: 4.7%
130,000	FactSet Research
	Systems, Inc.	9,750,000
Specialty Retail: 17.7%
100,000	CarMax, Inc.*	2,110,000
200,000	O’Reilly
	Automotive, Inc.*	9,856,000
300,000	Ross Stores, Inc.	15,798,000
220,000	The TJX
	Companies, Inc.	9,134,400
		36,898,400
Textiles, Apparel &
Luxury Goods: 1.2%
100,000	Carter’s, Inc.*	2,424,000
Thrifts & Mortgage Finance: 0.7%
40,000	First Financial
	Holdings, Inc.	503,200
100,000	Fox Chase
	Bancorp, Inc.*	967,000
		1,470,200
Wireless Telecommunication
Services: 4.4%
200,000	American
	Tower Corp.*	9,248,000
TOTAL COMMON STOCKS
(Cost $141,116,375)		150,428,883
CONVERTIBLE
PREFERRED STOCK: 6.5%
Insurance: 6.5%
550,000	Hartford
	Financial Services
	Group, Inc.	13,475,000
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $ 13,833,316)		13,475,000

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at July 31, 2010 (Continued)

Shares	Value
SHORT-TERM INVESTMENT: 22.3%
Money Market Fund: 22.3%
46,411,628	Fidelity
Government
Portfolio -
Class I, 0.08%1	$46,411,628
TOTAL SHORT-TERM INVESTMENT
(Cost $46,411,628)	46,411,628
TOTAL INVESTMENTS
IN SECURITIES: 101.1%
(Cost $201,361,319)	210,315,511
Liabilities in Excess
of Other Assets: (1.1)%	(2,357,604)
TOTAL NET ASSETS: 100.0%	$207,957,907

*	Non-income producing security.
1	7-Day Yield as of July 31, 2010.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at July 31, 2010

ASSETS
Investments in securities, at value
(cost $201,361,319) (Note 2)	$210,315,511
Receivables:
Fund shares sold	571,024
Dividends and interest	8,341
Prepaid expenses	47,676
Total assets	210,942,552

LIABILITIES
Payables:
Investment securities purchased	2,394,100
Fund shares redeemed	277,042
Distribution fees	29,621
Shareholder servicing fees	26,827
Investment advisory fees, net	162,144
Administration fees	12,120
Fund accounting fees	16,190
Transfer agent fees	20,500
Custody fees	533
Chief Compliance Officer fees	3,667
Other accrued expenses	41,901
Total liabilities	2,984,645
NET ASSETS	$207,957,907

COMPONENTS OF NET ASSETS
Paid-in capital	$199,813,107
Accumulated net realized loss on investments	(809,392)
Net unrealized appreciation on investments	8,954,192
Net assets	$207,957,907

Retail Class:
Net assets	$137,314,960
Shares issued and outstanding (unlimited number
of shares authorized without par value)	13,085,383
Net asset value, and redemption price per share	$10.49

Institutional Class:
Net assets	$70,642,947
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,715,755
Net asset value, offering price, and redemption price per share	$10.52

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF OPERATIONS For the Period Ended July 31, 2010*

INVESTMENT INCOME
Dividends	$562,657
Interest	45,034
Total investment income	607,691

EXPENSES (Note 3)
Investment advisory fees	1,335,907
Distribution fees - Retail Class	246,127
Shareholder servicing fees	148,364
Administration fees	105,500
Transfer agent fees	78,082
Fund accounting fees	50,766
Registration fees	43,635
Reports to shareholders	21,550
Audit fees	19,700
Miscellaneous expenses	11,896
Chief Compliance Officer fees	10,083
Custody fees	8,026
Legal fees	7,183
Trustee fees	6,675
Insurance expense	754
Total expenses	2,094,248
Less fees waived	(7,538)
Net expenses	2,086,710
Net investment loss	(1,479,019)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(809,392)
Change in unrealized appreciation on investments	8,954,192
Net realized and unrealized gain on investments	8,144,800
Net increase in net assets
resulting from operations	$6,665,781

  *  Fund commenced operations on August 31, 2009.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
July 31, 2010*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,479,019)
Net realized loss on investments	(809,392)
Change in unrealized appreciation on investments	8,954,192
Net increase in net assets resulting from operations	6,665,781

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares - Retail Class (a)(b)	132,883,998
Net increase in net assets derived from net change in
outstanding shares - Institutional Class (a)(c)	68,408,128
Total increase in net assets
from capital share transactions	201,292,126
Total increase in net assets	207,957,907

NET ASSETS
Beginning of period	—
End of period	$207,957,907

(a)	Summary of capital share transactions is as follows:

	Period Ended
	July 31, 2010*
Retail Class	Shares	Value
Shares sold	16,969,999	$173,014,911
Shares redeemed (b)	(3,884,616)	(40,130,913)
Net increase	13,085,383	$132,883,998

(b)	Net of redemption fees of $7,381.

	Period Ended
	July 31, 2010*
Institutional Class	Shares	Value
Shares sold	9,535,989	$97,333,062
Shares redeemed (c)	(2,820,234)	(28,924,934)
Net increase	6,715,755	$68,408,128

(c)	Net of redemption fees of $373.

  *  Fund commenced operations on August 31, 2009.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

RETAIL CLASS	Period Ended
	July 31, 2010*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.08)
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.49
Paid-in capital from redemption fees (Note 2)	0.00	#
Net asset value, end of period	$10.49
Total return	4.90%	^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)	$137.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.50%	+
After fees waived and expenses absorbed	1.49%	+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(1.09)%	+
After fees waived and expenses absorbed	(1.08)%	+
Portfolio turnover rate	12%	^

*	Fundcommenced operations on August 31, 2009.
#	Amountless than $0.01.
^	Notannualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

INSTITUTIONAL CLASS	Period Ended
	July 31, 2010*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.06)
Net realized and unrealized gain on investments	0.58
Total from investment operations	0.52
Paid-in capital from redemption fees (Note 2)	0.00	#
Net asset value, end of period	$10.52
Total return	5.20%	^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)	$70.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.25%	+
After fees waived and expenses absorbed	1.24%	+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(0.84)%	+
After fees waived and expenses absorbed	(0.83)%	+
Portfolio turnover rate	12%	^

*	Fund commenced operations on August 31, 2009.
#	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010

NOTE 1 – ORGANIZATION

Akre Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on August 31, 2009.

The Fund offers Retail and Institutional Class shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of July 31, 2010, the Fund did not hold any fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

where prices vary substantially over time or among brokered market makers.

Leve l 3–
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the  Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$150,428,883	$—	$—	$150,428,883
Convertible
Preferred Stock	13,475,000	—	—	13,475,000
Short-Term
Investment	46,411,628	—	—	46,411,628
Total Investments
in Securities	$210,315,511	$—	$—	$210,315,511

^	See Schedule of Investments for industry breakout.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At July 31, 2010, the Fund deferred, on a tax basis, post-October losses of $809,392.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions is expected to be taken in the Fund’s 2010 tax return. The Fund identifies their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call and put options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the period ended July 31, 2010, the undistributed net investment loss was decreased $1,479,019 and paid-in capital was decreased $1,479,019.  Net assets were not affected by the change.

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

K.
New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Level 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Akre Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund. For the period ended July 31, 2010, the Fund incurred $1,335,907 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.24% and 1.49% for the Institutional Class and Retail Class shares, respectively, of each Class’s average daily net assets.  The contract’s

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

term is indefinite and may be terminated only by the Board of Trustees.  For the period ended July 31, 2010 the Advisor waived advisory fees and paid Fund expenses totaling $7,538.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At July 31, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $7,538.  The Advisor may recapture a portion of the above amount no later than July 31, 2013.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the period ended July 31, 2010 the Fund incurred $105,500 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the period ended July 31, 2010, the Fund was allocated $10,083 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Retail Class shares and a Shareholder Servicing Plan on behalf of both the Retail and Institutional Classes.  The Distribution Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares.  No distribution fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS July 31, 2010 (Continued)

distribution activities, or shareholder servicing activities. Under the Shareholder Servicing Plan, each Class is authorized to pay the Advisor an annual shareholder servicing fee of 0.10% of each Class’s average daily net assets.  The Advisor uses this fee to finance certain activities related to servicing and maintaining shareholder accounts.  For the period ended July 31, 2010, the Advisor received distribution fees of $246,127 and shareholder servicing fees of $148,364.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended July 31, 2010, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $166,254,269 and $10,495,185, respectively.

There were no purchases or sales of long-term U.S. Government securities for the period ended July 31, 2010.

As of July 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$201,361,319
Gross tax unrealized appreciation	12,293,209
Gross tax unrealized depreciation	(3,339,017)
Net tax unrealized appreciation	$8,954,192
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(809,392)
Total accumulated gains	$8,144,800

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

A distribution was not made by the Akre Focus Fund for the period ended July 31, 2010.

Akre Focus Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Akre Focus Fund and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Akre Focus Fund, a series of Professionally Managed Portfolios, as of July 31, 2010 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 31, 2009 (commencement of operations) to July 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Akre Focus Fund as of July 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period August 31, 2009 (commencement of operations) to July 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 24, 2010

Akre Focus Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (877) 862-9556.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Positions	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During	Overseen	Directorships
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee, PNC
(born 1943)	and	Term;	Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Akre Focus Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Positions	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During	Overseen	Directorships
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive		The Univ. of
Fund Services, LLC		May 1991.	Officer, Rockefeller		Virginia Law
2020 E. Financial Way			Trust Co., (prior		School Fdn.
Suite 100			thereto Senior Vice
Glendora, CA 91741			President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly President
2020 E. Financial Way			and Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers Funds,
Fund Services, LLC		May 1991.	President, Investment		Managers AMG
2020 E. Financial Way			Company		Funds, Aston
Suite 100			Administration,		Funds; Advisory
Glendora, CA 91741			LLC (mutual fund		Board Member,
			administrator).		Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

Akre Focus Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Positions	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During	Overseen	Directorships
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2002.	Bancorp Fund
Fund Services, LLC	Chief	Indefinite	Services, LLC,
2020 E. Financial Way	Compli-	Term; Since	since July 2001.
Suite 100	ance	September
Glendora, CA 91741	Officer	2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice	Not	Not
(born 1973)	Vice	Term; Since	President and	Applicable.	Applicable.
c/o U.S. Bancorp	President	November	Chief Financial
Fund Services, LLC		2009.	Officer (and other
615 East Michigan St.			positions), U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term; Since	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		November	Fund Services,
Fund Services, LLC		2009.	LLC, since 2006;
615 East Michigan St.			formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term; Since	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		February	Officer, U.S.
Fund Services, LLC		2008.	Bancorp Fund Services,
2020 E. Financial Way			LLC, since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Akre Focus Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 862-9556.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the Fund’s proxy voting records on Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling (877) 862-9556.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (877) 862-9556 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Akre Focus Fund

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us verbally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report.

(This Page Intentionally Left Blank.)

Investment Advisor
AKRE CAPITAL MANAGEMENT, LLC
2 West Marshall Street
Post Office Box 998
Middleburg, VA 20118-0998

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
75 E. 55th Street, Floor 15
New York, NY 10022

Akre Focus Fund
	Ticker	CUSIP
Retail Class Shares	AKREX	742935117
Institutional Class Shares	AKRIX	742935125

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2010	FYE 7/31/2009
Audit Fees	$17,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2010	FYE 7/31/2009
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2010	FYE 7/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/ Robert M. Slotky
Robert M. Slotky, President

Date     October 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Robert M. Slotky
Robert M. Slotky, President

Date     October 1, 2010

By (Signature and Title)*     /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     October 1, 2010

* Print the name and title of each signing officer under his or her signature.